UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2017
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 19, 2017, Julie Anne Cullivan was appointed to the Board of Directors of Axon Enterprise, Inc. (the "Company") effective immediately. Compensation for Ms. Cullivan will consist of an initial restricted stock award effective upon her appointment to the Board with the grant date fair value of $160,000 vesting annually over three years, annual restricted stock-incentive award with a grant date fair value of $160,000 with vesting over three years, and annual cash compensation of $36,000, paid quarterly. This is consistent with the Board of Directors compensation program effective as of May 25, 2017. Ms. Cullivan is expected to be appointed to the Company's Audit Committee. There are no arrangements or understandings between Ms. Cullivan and any other persons pursuant to which Ms. Cullivan was selected as a director, and there are no transactions in which Ms. Cullivan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Ms. Cullivan recently joined ForeScout Technologies, Inc., a leading Internet of Things (IoT) security company, as SVP, Business Operations and CIO where she is responsible for leading the cross functional initiatives and information security strategy to support the fast-growing company. Formerly EVP, Business Operations and CIO at FireEye, Inc., Ms. Cullivan was a member of the executive team that set the company’s strategy. With responsibility for both Business Operations and Information Technology, Ms. Cullivan helped scale FireEye from a private company with $80 million in revenue, through its successful IPO, to a global publicly traded company with revenues of over $700 million and a $2.7 billion valuation.
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Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated July 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2017	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
EVP, General Counsel